Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of ICx Technologies, Inc. (the “Company”) for the year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2008

By:	/s/ HANS C. KOBLER
Hans C. Kobler Chief Executive Officer

By:	/s/ DEBORAH D. MOSIER
Deborah D. Mosier Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to ICx Technologies, Inc. and will be retained by ICx Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.